SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C.    20549



                             FORM 8-K
                          CURRENT REPORT



               Pursuant to Section 13 or 15 (d) of
               the Securities Exchange Act of 1934


Date of Report      September 4, 1997
(Date of earliest
event reported)


                 CITRUS FINANCIAL SERVICES, INC.
      (exact name of registrant as specified in its charter)


                             FLORIDA
          (State or other jurisdiction of incorporation)


     33-29696-A                                        65-0136504
(Commission File Number)                      (IRS Employer
                                            Identification Number)

1717 Indian River Boulevard
Suite 100
Vero Beach, Florida                             32960
(Address of principal executive offices)       (Zip Code)


                          (561) 778-4100
       (Registrant's telephone number, including area code)

PART II   INFORMATION INCLUDED IN FORM 8-K


ITEM 1    None.

ITEM 2    None.

ITEM 3    None.

ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) On August 21, 1997, the Company's Board of Directors approved a motion to dismiss its certifying accountants, Rex Meighen & Company.

     (i) The accountant's report on the financial statements for either of the past two (2) years did not contain an adverse opinion or a disclaimer of opinion or was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     (ii) The decision to change accountants was recommended and approved by the Board of Directors.

     (iii) In connection with the audit of the Company's financial statements, for the past two (2) years ended December 31, 1996, and for the subsequent interim period through the date of this Form 8-K, there were no disagreements with Rex Meighen & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, or on any reportable events.

(2) On August 21, 1997 the Company's Board of Directors approved a motion to engage Stevens, Thomas, Schemer & Sparks, P.A., to audit the Company's financial statements for the year ending December 31, 1997. During the Company's two (2) most recent fiscal years ended December 31, 1996, and for the subsequent interim period through the date of this Form 8-K, it did not consult the newly engaged accountant regarding the application of accounting principles or any other matter that the Company may use in reaching a decision as to any accounting, auditing, or financial reporting issue.

(3) Rex Meighen & Company has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that they agree with the statements made by the Company concerning their dismissal of the Company's certifying accountants for the year ending December 31, 1997. Their letter is included in this Form 8-K as "Exhibit XVI."

PART II    INFORMATION INCLUDED IN FORM 8-K


Item 5     None.

Item 6     None.

Item 7     Exhibits on Form 8-K

           (1)    None.

           (2)    None.

           (3)    Exhibit Table.

Item 8     None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.



Date:     August 27, 1997          By:  /S/
                                   Josh C. Cox, Jr.
                                   President and CEO


Date:     August 27, 1997          By:  /S/
                                   Henry O. Speight
                                   Senior Vice President
                                   Chief Financial Officer

                          EXHIBIT TABLE

                                                             Page No.

Exhibit XVI.  Letter re change in certifying accountants        6

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549


Gentlemen:

We were previously principal accountants for Citrus Financial Services, Inc. and on January 10, 1997, we reported on the consolidated financial statements of Citrus Financial Services, Inc. and Consolidated Subsidiary as of and for the two years ended December 31, 1996. By letter dated August 25, 1997, we were dismissed as principal accountants of Citrus Financial Services, Inc. We have read Citrus Financial Services, Inc.'s statements included under Item 4 of its Form 8-K for August 27, 1997, and we agree with such statements, except we are not in a position to agree or disagree with the statements under paragraph (2).



REX MEIGHEN & COMPANY

Tampa, Florida
September 4, 1997